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                                                                    EXHIBIT 99.3


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 7, 2002, and shall be effective as of the Closing Date, is made by and among Daleen Technologies, Inc., a Delaware corporation (the "COMPANY"), Abiliti Solutions, Inc., a Missouri corporation ("ABILITI"), the investors in the Investment Agreement (as defined below) (each an "INVESTOR" and collectively, the "INVESTORS"), Kaufman Bros., L.P., a Delaware limited partnership, ("KBRO"), and the Permitted Transferees who become party to this Agreement from time to time pursuant to the terms hereof.

                                    RECITALS

         A.       In connection with the Asset Purchase Agreement dated
October 7, 2002, by and among the Company, Daleen Solutions, Inc., a Delaware corporation and indirect, wholly-owned subsidiary of the Company ("ACQUISITION SUB") and Abiliti (the "PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue to Abiliti (i) shares of the Company's Series F convertible preferred stock, par value $.01 per share (the "SERIES F PREFERRED STOCK"), which are convertible into shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"; and together with the shares of Common Stock issuable upon conversion of the Series F Preferred Stock, the "PURCHASE CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION"), (ii) shares of Common Stock (the "PURCHASE COMMON SHARES"), and (iii) warrants in the form of Exhibit A to the Purchase Agreement to purchase additional shares of Common Stock (with the KBRO Warrants (as defined below), the "ORIGINAL WARRANTS"; and together with the shares of Common Stock issuable upon exercise of the Warrants, including the KBRO Warrant Shares (as defined below), the "ORIGINAL WARRANT SHARES").

         B. In connection with the Investment Agreement dated October 7, 2002, by and among the Company and the Investors (the "INVESTMENT AGREEMENT"), the Investors have agreed to purchase from the Company, and the Company has agreed to issue and sell to the Investors (i) an aggregate of 115,681 shares of Series F Preferred Stock (the "INVESTMENT SERIES F SHARES"), which are convertible into shares of Common Stock (the "INVESTMENT CONVERSION SHARES"),
(ii) an aggregate of 10,992,136 shares of Common Stock (the "INVESTMENT COMMON SHARES"), (iii) original warrants in the form attached as Exhibit B to the Investment Agreement to purchase an additional 5,666,069 shares of Common Stock (the "INVESTMENT ORIGINAL WARRANT EXERCISE SHARES") and (iv) additional warrants in the form attached to the Investment Agreement as Exhibit C (the "ADDITIONAL WARRANTS") to purchase an additional 500,000 shares of Common Stock (the "Additional Warrant Exercise Shares").

         C. To induce Abiliti to execute and deliver the Purchase Agreement, and to induce the Investors to enter into the Investment Agreement, the Company has agreed to provide Abiliti, the Investors and the Permitted Transferees rights with respect to the registration of Registrable Securities (as defined below) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.


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         D.       In connection with the closing of the Contemplated
Transactions, and as compensation to KBRO, the Company agreed to issue to KBRO a warrant to purchase an aggregate of 250,000 shares of Common Stock (the "KBRO WARRANTS" and the shares issuable upon exercise, the "KBRO WARRANT SHARES").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) "BEST EFFORTS" means the commercially reasonable efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as reasonably possible.

                  (b) "EFFECTIVENESS PERIOD" means the period beginning on the date on which a Registration Statement on Form S-3 (as described in Section 2(a)) is declared effective and ending on the earliest of (i) the date as of which each Demanding Holder (as defined in Section 2(a)) may sell all of its Registrable Securities during a single three (3) month period pursuant to Rule 144 (or successor thereto) promulgated under the Securities Act ("RULE 144"),
(ii) the date as of which each Demanding Holder may sell all of its Registrable Securities pursuant to paragraph (k) of Rule 144, or any successor thereto,
(iii) the date on which (A) the Demanding Holders shall have sold or otherwise disposed of all the Registrable Securities included in the Registration Statement and (B) none of the Registrable Securities (and related Series F Preferred Stock, Purchase Original Warrants, Investment Original Warrants, KBRO Warrants and Additional Warrants) included in the Registration Statement are held by Persons entitled to the registration rights granted by this Agreement, or (iv) such date on which the Company is no longer required to file reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (c) "HOLDER" means Abiliti, the Investors, KBRO and any other Person who becomes a transferee or assignee of the rights hereunder in accordance with Section 9 herein and who agrees in writing to become bound by the provisions of this Agreement in accordance with Section 9 herein. Any Person (as defined below) shall no longer be a Holder if such Person no longer holds Registrable Securities, or Purchase Series F Shares, Investment Series F Shares, Purchase Original Warrants, Investment Original Warrants, Additional Warrants, or KBRO Warrant Shares.

                  (d) "MAJORITY IN INTEREST OF THE REGISTRABLE SECURITIES" means the Holders of greater than 50% of all Registrable Securities (or, where reference is made to a Majority in Interest of Registrable Securities proposed to be included in a Registration Statement, the Holders of greater than 50% of the Registrable Securities so proposed to be included), deeming for such purposes (i) all shares of Series F Preferred Stock to have been converted into either Purchase Conversion Shares or Investment Conversion Shares, as applicable, at the applicable conversion ratio immediately prior to the applicable time of determination, (ii) all Purchase Original Warrants to have been exercised for Purchase Original Warrant Exercise Shares, (iii) all


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Investment Original Warrants to have been exercised for Investment Original
Warrant Exercise Shares, (iv) all Additional Warrants to have been exercised for Additional Warrant Exercise Shares, and (v) all KBRO Warrants to have been exercised for KBRO Warrant Shares, each in accordance with the terms thereof immediately prior to the applicable time of determination.

                  (e) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, a trust, an individual, a governmental or political subdivision thereof or a governmental agency.

                  (f) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and any applicable rules and regulations promulgated thereunder (including, in the case of a Registration Statement on Form S-3, Rule 415), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  (g) "REGISTRABLE SECURITIES" means (i) any and all Purchase Common Shares, Investment Common Shares, Purchase Original Warrant Exercise Shares, Investment Original Warrant Exercise Shares, Additional Warrant Exercise Shares, Purchase Conversion Shares, Investment Conversion Shares and KBRO Warrant Shares issued to Abiliti pursuant to the Purchase Agreement, issued to an Investor pursuant to the Investment Agreement or issued to KBRO upon exercise of the KBRO Warrant, and (ii) any shares of Common Stock issued or issuable with respect to the Registrable Securities, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any shares of Common Stock issued as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise with respect to any Registrable Securities shall not be considered Registrable Securities to the extent such shares of Common Stock are covered by another, current and effective registration statement permitting the resale without restriction of such shares. All of the Registrable Securities shall cease to be Registrable Securities upon termination or expiration of the Effectiveness Period. Additionally, Registrable Securities shall cease to be Registrable Securities if and when such securities (A) can be resold under Rule 144(k) under the Securities Act, (B) are sold in a registered public offering,
(C) are sold in any transaction in which the recipient receives shares that are freely tradable under the Securities Act, (D) are transferred to, or are otherwise held by, any Person not entitled to the registration rights granted under this Agreement, or (E) are sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

                  (h) "REGISTRATION PERIOD" means the period beginning on the later of November 8, 2002 and the Closing Date, and ending on the earliest of (i) the date on which no Registrable Securities are outstanding or (ii) the end of the Effectiveness Period.

                  (i) "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the Securities Act registering Registrable Securities, provided, however, that the term "Registration Statement" shall not include any registration statement on Form S-4 or Form S-8 filed or to be filed by the Company.


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                  (j)      "RULE 415" means Rule 415 promulgated under the
Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement and its exhibits, schedules and attachments.

         2.       Registration.

                  (a)      Demand Registration.

                           (i)      Timing of Demand Registrations. At any time
during the Registration Period, the Holders of a Majority in Interest of the Registrable Securities (individually, a "DEMANDING HOLDER" and collectively, the "DEMANDING HOLDERS"), may request by notice to the Company (the "DEMAND NOTICE") that the Company prepare, and, as soon as practicable, using its Best Efforts to file within 45 days after receipt of the Demand Notice but in no event later than 90 days after receipt of the Demand Notice (the "FILING DEADLINE"), file with the SEC a Registration Statement on Form S-3 ("FORM S-3" being deemed to include, for purposes of this Agreement, any comparable or successor form or forms) for an offering to be made on a continuous basis pursuant to Rule 415 covering the sale by the Demanding Holders of the Registrable Securities as provided for in this Section 2(a), provided, however, that in the event that the Company does not then qualify for registration on Form S-3, or that the SEC, pursuant to its rules, regulations or otherwise, prohibits the Company from filing a Registration Statement on Form S-3, then either (i) the Filing Deadline shall be the day that is 30 days following the Company's eligibility to file a Registration Statement on Form S-3 or, if the SEC is not open for business on such day, the next day that the SEC is open for business, or (ii) if a Majority in Interest of the Registrable Securities proposed to be included in such registration statement elect to require that the Company effect such registration in respect of an underwritten offering on a form other than Form S-3, then the Filing Deadline by which the Company must file a registration statement on such form as is available for such a registration shall be the day that is 90 days after written notice of such election is given, subject to the provisions of Section 2(d) and to the restrictions set forth in Section 4(a) (including, without limitation, the absence of any requirement that the Company maintain the effectiveness on a Registration Statement for a continuous or delayed offering basis on any form other than Form S-3). The Company (a) shall use its Best Efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof and (b) shall use its Best Efforts to cause such Registration Statement to be declared effective by the SEC no later than the date which is 90 days after the filing of such Registration Statement, or such later date as the Company and the Holders of a Majority in Interest of the Registrable Securities shall agree in writing (as so extended, the "EFFECTIVENESS DEADLINE"). Notwithstanding any other provision herein, the Company shall have no liability hereunder for its failure to file with the SEC a Registration Statement by the Filing Deadline, or to cause such Registration Statement to be declared effective by the SEC by the Effectiveness Deadline, in the event the failure to file a Registration Statement or to cause the effectiveness of such Registration Statement, on or before such respective dates arises from the action or inaction of any Holder, including any Holder's failure to comply with its obligations pursuant to
Section 5 herein (a "HOLDER DELAY"). Notwithstanding any other provision herein, so long as the Company has used its Best Efforts to cause the Registration Statement to be declared effective by the SEC by the Effectiveness Deadline, the Company shall have no liability to any Holder as a result of the failure to cause such Registration


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Statement to be declared effective by such date. The right to require that the
Company file a Registration Statement to register Registrable Securities under this Section 2(a)(i) is referred to as a "DEMAND REGISTRATION RIGHT."

                           (ii)     Number of Demand Registrations. The Company
shall be obligated to prepare, file and cause to become effective pursuant to this Section 2(a) an aggregate of no more than three Registration Statements, which shall be on Form S-3 or, in the event Form S-3 is not available, such other form as is available for such registration, subject to the provisions of Sections 2(a)(i), 2(d) and 4(a); provided, however, that the Company shall not be obligated to file more than one Registration Statement pursuant to this
Section 2(a) during any six month period. A Registration Statement will not count as a Registration Statement unless it is declared effective by the SEC; provided, however, that in the event a Registration Statement is withdrawn at the request of the Demanding Holders (other than pursuant to a Cutback Withdrawal Notice in accordance with the following paragraph (iii) and other than a withdrawal of a Form S-3 that is refiled as a different form of Registration Statement), the Demanding Holders will pay all Registration Expenses with respect to such registration unless they agree to forfeit the Demand Registration Right that they exercised in connection with such registration.

                           (iii)    Underwriter's Cutback. The Company and any
other holders of the Company's securities with "piggyback" rights shall have the right to include securities in a Registration Statement. If, in the good faith judgment of the managing underwriter, if any, marketing factors require a limitation of the number of Registrable Securities to be underwritten, the number of shares of Registrable Securities and other shares to be included in such Registration Statement shall be reduced in the following order until such inclusion, in the good faith judgment of the managing underwriter, will not interfere with the successful marketing of the remaining Registrable Securities (such reduced aggregate number as so determined by the managing underwriter, the "MAXIMUM NUMBER OF MARKETABLE SECURITIES"): first, all securities that are not contractually entitled to be included in such Registration Statement shall be excluded; second, all securities that are entitled to be included in such Registration Statement pursuant to contractual commitments made by the Company that by their terms are junior to the rights granted under this Agreement shall be excluded; and third, securities that are entitled to be included in such Registration Statement pursuant to this Agreement and any other shares (the "OTHER SHARES") included pursuant to registration rights that rank equal to the rights granted under this Agreement, with such number of excluded securities to be allocated on a pro rata basis among the holders of such securities in accordance with the number of Registrable Securities then outstanding and held by each such Holder. Prompt written notice of such reduction (the "REDUCTION NOTICE"), specifying the number of Registrable Securities to be included in the Registration Statement as so reduced (the "REDUCED SHARES"), shall be delivered to each Demanding Holder. In the event (A) Other Shares are included in the Registration Statement, and (B) the Reduced Shares are less than 75% of the lesser of (i) the Maximum Number of Marketable Securities and (ii) the number of Registrable Securities originally requested to be included in the Registration Statement, then within ten days of receipt by the Demanding Holders of the Reduction Notice, the Holders of a Majority in Interest of the Registrable Securities proposed to be included in such Registration Statement may withdraw the Demand Notice by delivering written notice of such withdrawal to the Company (a "CUTBACK WITHDRAWAL NOTICE"). If a Demand Notice is withdrawn pursuant to a Cutback Withdrawal Notice, the Company shall not be obligated to effect the registration initiated pursuant to this Section 2(a), such Demand Registration Right shall again become available to be exercised.


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                           (iv)     Managing Underwriter. The managing
underwriter or other underwriters of any underwritten public offering covered by a Registration Statement shall be selected by the mutual agreement of Demanding Holders holding a Majority in Interest of the Registrable Securities proposed to be included in such Registration Statement, which shall be reasonably acceptable to the Board of Directors of the Company.

                           (v)      Underwriter's Agreement. Upon receipt of a
valid Demand Notice, the Company shall enter into and perform customary agreements (including an underwriting agreement in customary form with the managing underwriter) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, causing its officers to be reasonably available for and to participate in "road shows," due diligence inquiries and other information meetings as reasonably requested by the managing underwriter, if any.

                  (b) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that a Holder sells or otherwise transfers any of such Holder's Registrable Securities to another party who becomes a Holder, each transferee Holder shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor Holder. Any shares of Common Stock included in a Registration Statement and that remain allocated to any Person that ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders that are covered by such Registration Statement.

                  (c) Legal Counsel. Subject to Section 6 hereof, the holders of a Majority in Interest of the Registrable Securities shall have the right to select one legal counsel ("LEGAL COUNSEL") to review and, if applicable, comment on, the Registration Statement and any amendments thereto pursuant to this Section 2, provided such Holders provide a written certificate to the Company of such selection. The Company shall reasonably cooperate with Legal Counsel in connection with its review of the Registration Statement.

                  (d) Ineligibility for Form S-3. Notwithstanding anything to the contrary herein, in the event that Form S-3 is not available to the Company for any registration of Registrable Securities hereunder, and if a Majority in Interest of the Registrable Securities so elect, pursuant to Section 2(a)(i), the Company shall file one or more Registration Statements to register the sale of the Registrable Securities on another appropriate form, including a Form S-1; provided, however, that the Company shall not be required to file such Registration Statement pursuant to Rule 415 or any successor rule providing for offering securities on a continuous or delayed basis.

                  (e) Incidental or "Piggyback" Registration. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any


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successor thereto) or for the account of any stockholder of the Company, then the Company shall give written notice of such proposed filing to each of the Holders of Investment Series F Shares, Investment Conversion Shares, Investment Common Shares, Investment Original Warrants, Investment Original Warrant Exercise Shares, Additional Warrants and Additional Warrant Exercise Shares (the "INVESTMENT HOLDERS") at least twenty (20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Investment Holders the opportunity to register the number of Investment Registrable Securities (as defined below) as each such Investment Holder may request, subject in each case to the terms of any existing registration rights agreement(s) (an "INCIDENTAL REGISTRATION"). The Company shall use its Best Efforts (as defined herein) (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed firm commitment underwritten offering (the "Underwriter") to permit each of the Investment Holders who have requested in writing to participate in the Incidental Registration to include its or his Investment Conversion Shares, Investment Common Shares, Investment Original Warrant Exercise Shares and Additional Warrant Exercise Shares that are Registrable Securities (the "INVESTMENT REGISTRABLE SECURITIES") in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 2(e) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Investment Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Underwriter, and then only in such quantity as the Underwriter believes will not jeopardize the success of the offering by the Company. If the Underwriter determines that the registration of all or part of the Investment Registrable Securities that the Investment Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Underwriter believes may be sold without causing such adverse effect: first, all of the securities to be offered for the account of the Company; second, securities requested to be included in such offering pursuant to registration rights granted by the Company whose rights are, by their terms, superior to those granted to the Investment Holders hereunder; third, to the Registrable Securities to be offered for the account of the Investment Holders pursuant to this Section 2(e) and any securities requested to be included in such offering pursuant to registration rights granted by the Company whose rights are, by their terms, pari passu to those granted to Investment Holders hereunder, which includes, without limitation, the rights granted in the registration rights agreement dated March 30, 2001, between the Company and the investors therein, pro rata based on the number of Registrable Securities owned by each such Investment Holder and securities owned by each such other holder or registration rights; and fourth, any other securities requested to be included in such offering. Notwithstanding anything herein to the contrary, no holder of Investment Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to enter into an underwriting agreement in customary form with the Underwriter or Underwriters and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting agreements.

                  (f) Liquidated Damages. If, other than as a result of Holder Delay, the first Registration Statement required to be filed pursuant to
Section 2(a) of this Agreement is not filed with the SEC on or prior to 90 days after the Company's receipt of the Demand Notice (any such


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event, a "REGISTRATION DEFAULT"), then the Company shall pay each Investor liquidated damages in an amount equal to one percent (1.0%) of the aggregate purchase price paid by such Investor for the Investment Common Shares, Investment Series F Shares, Investment Original Warrants and Additional Warrants that are convertible or exercisable for the Registrable Securities not included in the Registration Statement per calendar month, including a pro rata portion thereof for any partial calendar month, that such Registration Default continues ("LIQUIDATED DAMAGES"). Upon cure of a Registration Default (by the filing of the Registration Statement, as applicable) such Liquidated Damages shall cease to accrue. All accrued Liquidated Damages shall be paid in cash to the Investors entitled thereto, in proportion to the aggregate number of Registrable Securities beneficially owned by each such Investor, on the last business day of March, June, September or December, as applicable, following the Filing Deadline. The provisions of this Section 2(f) may be waived by the Investors representing a majority of the Investment Common Shares, Investment Conversion Shares (or Investment Series F Shares, voting on an as converted basis), Investment Original Warrant Exercise Shares and Additional Warrant Exercise Shares that are included in the Demand Notice.

         3. Limitations on Registration Rights. Any other provision of this Agreement notwithstanding, if the Company furnishes to the Holders a certificate signed by a duly authorized officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company for such Registration Statement to be filed on or before the date filing would be required or to update or correct the Registration Statement or prospectus pursuant to Section 4 hereof prior to its effectiveness, then the Company shall be entitled to postpone filing the Registration Statement or updating or correcting the Registration Statement or prospectus, as applicable, or otherwise be obligated to effect any registration pursuant to this Agreement for up to 90 days; provided, however, that the Company shall only be allowed to postpone filing the Registration Statement or updating or correcting the Registration Statement or prospectus prior to its effectiveness, as applicable, pursuant to this Section 3, one time during any 12 month period unless such postponement is consented to by the Holders of a Majority in Interest of the Registrable Securities to be included in such Registration Statement.

         4. Company Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its Best Efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  (a) When preparing and filing with the SEC a Registration Statement with respect to the Registrable Securities as described in Section 2 and until the effectiveness thereof, the Company shall use its Best Efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing and, provided the Registration Statement is filed on Form S-3, to keep such Registration Statement effective pursuant to Rule 415 at all times from and after the effective date of the Registration Statement until the expiration of the Effectiveness Period. In the event the Registration Statement is on a form other than Form S-3, the Company shall have no obligation to maintain the effectiveness of such Registration Statement under Rule 415 (or any successor thereto). The term "BEST EFFORTS" as used in the first sentence of this Section 4(a) shall mean, among other things, that the Company shall submit to the SEC, within three business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours or two business days (whichever is later) after the submission of such request.

                  (b) Subject to Section 4(l), the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement on Form S-3 and the prospectus used in connection with such Registration Statement on Form S-3, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement on Form S-3 effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement on Form S-3 until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement on Form S-3.

                  (c) The Company shall (i) permit Legal Counsel, as selected and certified pursuant to Section 2(c), to review and comment upon a Registration Statement and all amendments and supplements thereto at least five days prior to their filing with the SEC and (ii) not file any document in a form to which Legal Counsel reasonably objects and has advised the Company in writing of its objection and the basis for such objection, provided that notwithstanding anything to the contrary in this Agreement, the Company shall suffer no adverse consequence from any delay in the filing of a Registration Statement if such delay is caused by any delay in review of or comment on such Registration Statement by Legal Counsel. The Company shall furnish to Legal Counsel, without charge, (A) copies of any correspondence with the SEC or the staff of the SEC to the Company or its representatives relating to the effectiveness of the Registration Statement, (B) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, and (C) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

                  (d) The Company shall furnish to each Holder whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, (ii) upon the effectiveness of any Registration Statement, five copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder.

                  (e) Subject to Section 4(l), the Company shall use its Best Efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Demanding Holder reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period (in the case of a Registration Statement on Form S-3), (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Holder who holds Registrable Securities included in the Registration Statement of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  (f) As promptly as practicable after becoming aware of such event or development, the Company shall notify each Holder whose Registrable Securities are included in the Registration Statement in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such notice shall not contain any material, non-public information), and, in the case of a Registration Statement on Form S-3, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver five copies of such supplement or amendment to each Holder whose Registrable Securities are included in the Registration Statement (or such other number of copies as such Holder may reasonably request). The Company shall also promptly notify each Holder whose Registrable Securities are included in the Registration Statement in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel by overnight mail as promptly as possible), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (g) The Company shall use its Best Efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  (h) At the reasonable request of any Holder whose Registrable Securities are included in the Registration Statement and at the Company's expense, the Company shall use its Best Efforts to furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time upon any change or addition (including by way of incorporation by reference) to the financial statements or financial information included in the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder and the Company and any underwriter and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Holder and any underwriter.

                  (i) During the Effectiveness Period, the Company shall use its Best Efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on the securities exchange, The Nasdaq Stock Market, the OTC Bulletin Board, or other inter-dealer quotation system, if any, on which the Common Stock is then listed or quoted for trading. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(i).

                  (j) The Company shall reasonably cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

                  (k) Within two business days after a Registration Statement that includes the Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) written confirmation that such Registration Statement has been declared effective by the SEC.

                  (l) Notwithstanding anything to the contrary herein, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Holders whose Registrable Securities are included in the Registration Statement in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Holders) and the date on which the Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 45 consecutive days and during any consecutive 365 day period, such Grace Periods shall not exceed an aggregate of 120 days (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 4(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 4(f) with respect to the information giving rise thereto. The Holders agree to hold confidential the existence of the Company's request for a Grace Period and to execute such agreements as reasonably requested by the Company to keep such information confidential.

                  (m) If requested by a Holder whose Registrable Securities are included in the Registration Statement, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such other offering provided that such information is required to be included in the Registration Statement by the Securities Act; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Holder of such Registrable Securities.

                  (n) The Company shall use its Best Efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  (o) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement as contemplated by
Section 11(a) of the Securities Act (in form and in a manner complying with the provisions of Rule 158 promulgated under the Securities Act). The Company shall otherwise use its Best Efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  (p)      The Company shall make available for inspection by
(i) any Holder, (ii) Legal Counsel, (iii) one firm of accountants or other agents retained by consent of the Holders of a Majority in Interest of the Registrable Securities and upon delivery to the Company of a certificate executed by such Holders giving notice of such selection and (iv) any underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably requested by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Holder) or use any Record or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act at a time when there is no Grace Period, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         5.       Obligations of the Holders.

                  (a) At least seven days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  (b) Each Holder by such Holder's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from such Registration Statement.

                  (c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(g), the first sentence of Section 4(f), or Section 4(l), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(d) or the first sentence of Section 4(f) or receipt of notice that no supplement or amendment is required, or in the case of Section 4(l) that the Grace Period has expired and if so directed by the Company, such Holder shall deliver to the Company or destroy (and deliver to the Company a written certificate of destruction) all copies in such Holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  (d) To the extent requested by the managing underwriter in the case of an underwritten public offering, and if all of the Company's executive officers, directors and holders in excess of five percent (5%) of its outstanding capital stock execute agreements identical to those referred to in this Section 5(d), each Holder agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 promulgated under the Securities Act, during the 90 day period or such shorter period, if any, mutually agreed upon by such Holder and the managing underwriter beginning on the effective date of such Registration Statement (except as part of such registration).

                  (e) If a Holder has entered into a contract for sale of its Registrable Securities prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in Section 4(g), the first sentence of Section 4(f), or Section 4(l) and for which the Holder has not yet settled, the Company agrees to (i) cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Holder in accordance with the terms of the purchase agreement in connection with any sale, or (ii) be fully liable for any damages resulting from any breach of such contract for sale by the Holder resulting from such Holder's compliance with this Section 5(e).

         6. Expenses of Registration. Except as otherwise set forth herein, all reasonable expenses (including up to $25,000 of Legal Counsel fees and expenses), other than underwriting discounts, Legal Counsel fees and expenses in excess of $25,000, and brokerage commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 4, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees shall be paid by the Company.

         7. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, such Holder's officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES"), that arise out of or are based upon (x) any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any prospectus, or any form of prospectus or amendment or supplement thereto, (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(z) any violation or alleged violation by the Holder (or its underwriter) of the prospectus delivery requirements of the Securities Act. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (w) shall not apply to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use in any Registration Statement, prospectus or any amendment or supplement thereto, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's or managing underwriter's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder or underwriter for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto; (x) with respect to any preliminary prospectus, shall not inure to the benefit of any such Holder, managing underwriter or any related Indemnified Party (as defined in subsection (c) below) from whom the Person asserting any such Losses purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 4(d) hereof; (y) shall not be available to the extent such Losses are based on a failure of a Holder to deliver or to cause to be delivered the prospectus made available by the Company; and (z) shall not apply to amounts paid in settlement of any losses, claims, damages, liabilities, costs if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses to the extent they arise out of or are based upon (x) any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any prospectus, or any form of prospectus or amendment or supplement thereto, or (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation or alleged violation by the Holder (or its underwriter) of the prospectus delivery requirements of the Securities Act, including, without limitation, Losses arising out of the failure to deliver, or to cause to be delivered, or alleged failure to deliver or cause to be delivered any amendments or supplements to the prospectus or supplement, if such amendment or supplement was timely made available to such Holder; provided, however, that the Holder shall be liable under this Section 7(b) to the extent, but only to the extent, that such untrue statement is contained in, or such omitted information is required to be contained in, any information furnished in writing by such Holder to the Company specifically for use in connection with the Registration Statement or such prospectus or any amendment or supplement thereto, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or any amendment or supplement thereto; provided, further that the Holder shall be liable under this Section 7(b) for only that amount of a claim or Losses as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                  (c)      Conduct of Indemnification Proceedings.

                           (i)      If any proceeding shall be brought or
asserted against any Person entitled to indemnity hereunder (each an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (each the "INDEMNIFYING PARTY" and collectively, the "INDEMNIFYING PARTIES") in writing promptly after receipt by the Indemnified Party of notice of such proceeding, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and adversely prejudiced the Indemnifying Party or the defense of such proceeding or is shown to be the proximate cause of additional Losses.

                           (ii)     An Indemnified Party shall have the right to
employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable expenses of such counsel shall be at the expense of the Indemnifying Party). Notwithstanding the foregoing, in no event shall an Indemnifying Party be required to pay the expenses of more than one separate counsel. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  (d)      Contribution. If a claim for indemnification under
Section 7(a) or Section 7(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(c), any reasonable attorneys' or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7 was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Fees and Expenses - Indemnification. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 7) shall be paid to the Indemnified Party, as incurred, within ten (10) business days after written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder); provided, however, this Section 7(e) shall not apply if there is a bona fide dispute between the Indemnifying Party and the Indemnified Party as to the Indemnified Party's right to indemnification in the instance in question.

                  (f) Cumulative. The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         8. Reports Under the Securities Act and the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  (b) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act or, if applicable, that there is publicly available the information concerning the Company described in Rule 144(C)(2), (ii) unless available on the EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

         9. Assignment of Registration Rights. The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Holder to any Permitted Transferee (as defined below) of such Holder with respect to all or any portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and the other agreements contemplated thereby. Further, the Holder shall execute and deliver to the Company a certificate representing to the Company that such transferee or assignee is a Permitted Transferee of the Holder and stating the number of Registrable Securities affected by such transfer or assignment. A "PERMITTED TRANSFEREE" of a Holder shall mean (a) any successor by merger to Abiliti (so long as such merger is with and into a newly formed entity, the membership interests of which after giving effect to such merger are held solely by creditors of Abiliti), (b) each creditor of Abiliti (or stakeholder of such successor) to whom shares of Common Stock and Series F Preferred Stock or Original Warrants are distributed in respect of amounts owed to such creditor by Abiliti (or, as the case may be, in respect of their interests in the successor referred to in the preceding clause (a)) (the "ABILITI DISTRIBUTEES") and (c) any transferee or assignee who, after giving effect to such transfer or assignment by an Abiliti Distributee, holds at least 40% of the Registrable Securities held by such Abiliti Distributee (i) after giving effect to all distribution(s) by Abiliti (or such successor) to such Abiliti Distributee, plus
(ii) pursuant to the Investment Agreement.

         10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders who then hold a Majority in Interest of the Registrable Securities. Any amendment or waiver affected in accordance with this Section 10 shall be binding upon each Holder and the Company.

         11.      Miscellaneous.

                  (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) All notices, consents, waivers or other communications under this Agreement must be in writing and will be deemed to have been duly given when: (i) delivered by hand (with written confirmation of receipt); (ii) sent by telecopier (with written confirmation of receipt); provided that a copy is mailed by registered mail, return receipt requested or nationally recognized overnight delivery service; or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

         (A)      if to the Company:

                           Daleen Technologies, Inc.
                           902 Clint Moore Road
                           Boca Raton, Florida  33487
                           Attention: James Daleen, President and CEO
                           Telephone No.: (561) 981-2202
                           Facsimile No.: (561) 999-8080

                  With a copy to:

                           Morris, Manning & Martin, LLP
                           1600 Atlanta Financial Center
                           3343 Peachtree Road N.E.
                           Atlanta, Georgia 30326
                           Attention: David M. Calhoun
                           Telephone No.: (404) 233-7000
                           Facsimile No.: (404) 365-9532; and

         (B) if to a Holder, to it at the address and facsimile number set forth below adjacent to such Holder's name on EXHIBIT A hereto, with copies to such Holder's representatives as set forth on EXHIBIT A.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be reputable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Holders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Each party hereby irrevocably waives any right it might have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder of in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

                  (e) This Agreement, the Purchase Agreement, the Investment Agreement, the Escrow Agreement, the Abiliti Voting Agreements and the Warrants are the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (j) All consents and other determinations to be made by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Holders holding a Majority in Interest of the Registrable Securities.

                  (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  (l) If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                       DALEEN TECHNOLOGIES, INC.


                                       By: /s/ James Daleen
                                           -------------------------------------
                                       Name: James Daleen
                                       Title: Chairman, President and Chief
                                       Executive Officer


                                       ABILITI SOLUTIONS, INC.


                                       By: /s/ Gordon D. Quick
                                           -------------------------------------
                                       Name: Gordon D. Quick
                                       Title: President and Chief Executive
                                       Officer


                                       BEHRMAN CAPITAL II, L.P.

                                       By Behrman Brothers, LLC,
                                       its General Partner


                                       By:  /s/ William M. Matthes
                                            ------------------------------------
                                        William M. Matthes,
                                        Managing Member


                                       STRATEGIC ENTREPRENEUR FUND II, L.P.


                                       By:  /s/ William M. Matthes
                                            ------------------------------------
                                        William M. Matthes,
                                        General Partner


                                       KAUFMAN BROTHERS, L.P.


                                       By:  /s/ Kaufman Bros., L.P.
                                            ------------------------------------
                                        Name: Craig Kaufman
                                        Title: Chief Executive Officer